UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

December 1, 2023
Date of Report (Date of earliest event reported)

CITIZENS HOLDING COMPANY
(Exact name of the registrant as specified in its charter)

Mississippi	001-15375	64-0666512
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive office)	(Zip Code)

(601) 656-4692
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	CIZN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Citizens Holding Company (the “Company”) with the Securities and Exchange Commission on December 1, 2023 (the “Original Form 8-K”). The Original Form 8-K reported only Item 7.01 "Regulation FD Discloure" without the required inclusion of Item 3.01 "Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing".

Pursuant to Item 3.01 and 7.01 of Form 8-K, this Amendment is being filed solely to include the required disclosure of Item 3.01. No other disclosure in the Original Form 8-K is amended by this Amendment.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2023, the Company notified the Nasdaq Stock Market, LLC (“Nasdaq”) of its intent to file a Form 25 with the Securities and Exchange Commission (“SEC”) on or about December 11, 2023 to effect the voluntary delisting of the Company’s common stock from Nasdaq. The Company expects the delisting to be effective on December 14, 2023. Additionally, the Company intends to file a Form 15 with the SEC on or about December 11, 2023 to deregister its common stock under the Securities and Exchange Act of 1934 (the “Exchange Act”). The Company’s obligation to file periodic reports under the Exchange Act will be suspended immediately upon the filing of the Form 15. The Company expects its common stock to be quoted on the OTCQX Market beginning on December 15, 2023.

Item 7.01.	Regulation FD Disclosure.

On December 1, 2023, the Company issued a press release regarding the matter disclosed in Item 3.01 above. A copy of the press release is furnished as an exhibit hereto and is incorporated into this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated December 1, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

/s/ Phillip R. Branch
By:
Phillip R. Branch
Treasurer and Chief Financial Officer

DATE: December 6, 2023